UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 13, 2014

LEASE EQUITY APPRECIATION FUND I, L.P.
(Exact name of registrant as specified in its charter)

Delaware	333-84730	68-0492247
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 South Poplar Street, Suite 101, Wilmington, Delaware 19801
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 819-5556

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 13, 2014 the general partner of Lease Equity Appreciation Fund I, L.P. (the “Fund”) notified the Fund’s limited partners that the process to wind up the Fund was complete as all of the Fund’s assets were liquidated and all of its debts retired.

On August 13, 2014 the general partner filed a certificate of cancelation for the Fund with the Secretary of State of the State of Delaware.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEASE EQUITY APPRECIATION FUND I, L.P.

	By:	LEAF Financial Corporation,
its general partner

Date: August 14, 2014	By:	/s/ Robert K. Moskovitz
	Name:	Robert K. Moskovitz
	Title:	Chief Financial Officer